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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 14, 1997


                            KRAUSE'S FURNITURE, INC.
             (Exact name of Registrant as Specified in its Charter)



           DELAWARE                              0-17868                            77-0310773
 (State or Other Jurisdiction             (Commission File No.)          (IRS Employer Identification No.)
       of Incorporation)



200 NORTH BERRY STREET, BREA, CALIFORNIA                                            92821-3903
(Address of Principal Executive Offices)                                            (Zip Code)


                                 (714) 990-3100
              (Registrant's Telephone Number, Including Area Code)







                                PAGE 1 OF 7 PAGES
                         EXHIBIT INDEX LOCATED ON PAGE 7


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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5. OTHER EVENTS.

        New Financing

        On August 14, 1997, the Company concluded a Supplemental Securities Purchase Agreement (the "Agreement") among the Company, General Electric Capital Corporation ("GECC") and Japan Omnibus Ltd. ("JOL"), a company formerly known as Edson Investments, Inc. Under the Agreement and certain ancillary documents described in further detail below, the Company sold subordinated notes in an aggregate principal amount of $3,000,000 to GECC and JOL, and arranged a standby credit facility under which the Company may at its option, subject to the attainment of certain financial covenants, sell up to $3,500,000 aggregate principal amount of additional notes to GECC and JOL. As described in detail below, the Company issued warrants in conjunction with the notes, including performance warrants that would be canceled if the Company meets certain economic performance targets, and agreed to issue additional warrants if it draws on the standby credit facility. In addition, the Company and Congress Financial Corporation (Western) ("Congress"), holder of the Company's secured revolving credit notes, agreed to make a change in the advance rate for borrowings under the revolving credit agreement that will provide additional credit availability. The proceeds of these transactions will be used to retire existing debt and to finance the Company's planned expansion and remodeling program in accordance with its business plan.

        The provisions of the Agreement include the following:

        - The Company issued to GECC a new 9.50% Subordinated Note due August 31, 2002 (the "Replacement Note") in an initial principal amount of $5,501,091.00, to replace the Company's 10% Subordinated Pay-In-Kind Note due August 31, 2001, in principal amount of $5,000,000, and certain additional notes in aggregate principal amount of $501,091.00 reflecting accrued interest. The Replacement Note is payable semiannually, on a straight-line basis over three years beginning February 2000 whereas the Pay-In-Kind Note was payable semiannually, on a straight-line basis over three years beginning February 1999.

        - The Company issued to GECC a new 9.50% Subordinated Note due August 31, 2002, in the principal amount of $2.5 million, and issued to JOL a new 9.50% Subordinated Note due August 31, 2002 in the principal amount of $500,000 (collectively, the "1997 Notes") in each case in consideration of the Company's receipt at the closing of the Agreement of an amount of cash equal to the principal amount of the note. The 1997 Notes are payable semiannually, on a straight-line basis over three years beginning February 2000.

        - At the Company's option, subject to the attainment of certain financial covenants, it may draw on the standby credit facility with GECC and JOL by selling additional 9.50% Subordinated Notes in an aggregate principal amount of up to $3,500,000 (the

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                  "Standby Notes"). The Standby Notes will be available to be issued from January 2, 1998, to February 28, 2000, at the Company's option in a single transaction of $3,500,000 (of which $2,500,000 would issue to GECC and $1,000,000 would issue to JOL), or two transactions of $1,750,000 each (of which $1,250,000 would issue to GECC and $500,000 would issue to JOL), in each case in consideration of an amount of cash equal to the principal amount of the note.

        - In connection with the issuance of the 1997 Notes, the Company also issued to GECC a warrant to purchase 600,000 shares of the common stock of the Company and to JOL a warrant to purchase 140,000 shares of the common stock of the Company, in each case at a purchase price of $1.25 per share (such warrants, collectively, the "1997 Warrants").

        - In connection with the issuance of the 1997 Notes, the Company also issued to GECC and JOL a warrant to purchase an aggregate amount of up to 1,000,000 shares of the Company's common stock at a price of $0.01 per share (the "Performance Warrant"), which warrant may be completely or partially canceled depending on the economic performance of the Company. Specifically, the number of shares of Common Stock for which the Performance Warrant is exercisable shall be based on the Company's consolidated net income, plus interest expense (net of interest income), plus income tax expense, plus depreciation and amortization expense ("EBITDA"), computed in accordance with generally accepted accounting principles applied on a consistent basis, for the fiscal year ending 1999 ("FYE 1999") as follows:

                  FYE 1999 EBITDA                      Number of Shares
                  ---------------                      ----------------
                  $15,000,000 or greater                          0
                  $14,000,000 - $14,999,999                 200,000
                  $13,000,000 - $13,999,999                 400,000
                  $12,000,000 - $12,999,999                 600,000
                  $11,000,000 - $11,999,999                 800,000
                  $10,999,999 or less                     1,000,000

                          The shares, if any, purchased through exercise of the
                  Performance Warrant shall be allocated between GECC and JOL in proportion with the aggregate amount of 1997 Notes and Standby Notes purchased by each of them pursuant to the Agreement.

          - If the Company elects to draw on the credit available from GECC and JOL by issuing Standby Notes, the Agreement provides that the Company shall issue to GECC warrants to purchase an aggregate of up to 400,000 shares of the common stock of the Company, and to JOL warrants to purchase an aggregate of up to 160,000 shares of the common stock of the Company (collectively the "Standby Warrants"), in each case at a purchase price of $1.25 per share. The Company shall issue to GECC a Standby Warrant for the purchase of 200,000 shares if the Company issues GECC a



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                  Standby Note in the principal amount of $1,250,000, or a
                  Standby Warrant for the purchase of 400,000 shares if the Company issues GECC a Standby Note in the principal amount of $2,500,000. The Company shall issue to JOL a Standby Warrant for the purchase of 80,000 shares if the Company issues JOL a Standby Note in the principal amount of $500,000, or a Standby Warrant for the purchase of 160,000 shares if the Company issues JOL a Standby Note in the principal amount of $1,000,000.

          - Each of the subordinated notes issued under the Agreement is subordinated to the Company's debt under its revolving credit agreement with Congress pursuant to a Loan and Security Agreement dated as of January 20, 1995.

        The Company and Congress entered into a Fourth Amendment dated August 14, 1997 to the Loan and Security Agreement dated January 20, 1995 (the "Revolver Amendment") and a related letter agreement dated August 14, 1997. Under the Revolver Amendment, Congress, in consideration of a modification fee of $25,000 and the Company's receipt of $2,500,000 million in additional junior debt financing under the Agreement, agreed to make a change in the advance rate for borrowings under the revolving credit agreement that will provide additional credit availability, which credit will be senior indebtedness of the Company.

        The Company, GECC and JOL also agreed that JOL and the members of the Permal Group of stockholders of the Company would, notwithstanding the restrictions on sale under a Stockholders Agreement dated August 26, 1996 (the "Stockholders Agreement"), be permitted to sell up to 2,000,000 shares of the Company's common stock currently held by JOL and the Permal Group.

        In addition, GECC and JOL agreed that, with respect to warrants issued pursuant to the Agreement, and with respect to warrants to purchase 1,400,000 shares of the common stock of the Company previously issued to GECC, GECC and JOL would waive any right they might otherwise have to make anti-dilution adjustments to the number of shares or exercise price of such warrants.

        The foregoing description of the terms of the transactions is qualified in its entirety by reference to the Agreement and the Revolver Amendment, and the related letter agreements. A copy of each of the Agreement, the Revolver Amendment and the related letter agreements, is filed herewith as Exhibit 10.1, 10.2, 10.3 and 10.4 and 10.5 respectively, and in each case is incorporated herein by reference.

        A press release announcing the entering into of the Agreement and the Revolver Amendment and announcing the Company's expansion and remodeling program was issued on August 18, 1997. The press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a)    Financial Statements of Businesses Acquired.

                      Not applicable.

               (b)    Pro Forma financial Information.

                      Not applicable.

               (c)    Exhibits.

                      Exhibit No.                      Description
                      -----------                      -----------
                          10.1      Supplemental Securities Purchase Agreement
                                    Among Krause's Furniture, Inc., General
                                    Electric Capital Corporation and Japan
                                    Omnibus Ltd., Dated as of August 14, 1997,
                                    including Exhibits A, B, C-1, C-2, C-3 and E
                                    (the "Agreement").

                          10.2      Fourth Amendment to Loan and Security Agreement, dated as of
                                    August 14, 1997 ("Revolver Amendment").

                          10.3 Letter agreement between the Company and Congress Financial Corporation (Western) dated August 14, 1997.

                          10.4      Letter agreement dated August 14, 1997 regarding Permal Group shares.

                          10.5      Letter agreement dated August 14, 1997 regarding warrant
                                    dilution provisions.

                          99.1      Text of Press Release dated August 18, 1997.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   KRAUSE'S FURNITURE, INC.



                                   By  /s/ Robert A. Burton
                                     -------------------------------------------
                                       Robert A. Burton
                                       Senior Vice President and Chief Financial
                                          Officer


Date:  August 27, 1997


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                                  EXHIBIT INDEX

      Exhibit No.                            Description
      -----------                            -----------
         10.1      Supplemental Securities Purchase Agreement
                   Among Krause's Furniture, Inc., General
                   Electric Capital Corporation and Japan
                   Omnibus Ltd., Dated as of August 14, 1997,
                   including Exhibits A, B, C-1, C-2, C-3 and E
                   (the "Agreement").

         10.2      Fourth Amendment to Loan and Security Agreement, dated as of
                   August 14, 1997 ("Revolver Amendment").

         10.3 Letter agreement between the Company and Congress Financial Corporation (Western) dated August 14, 1997.

         10.4 Letter agreement dated August 14, 1997 regarding Permal Group shares.

         10.5 Letter agreement dated August 14, 1997 regarding warrant dilution provisions.

         99.1      Text of Press Release dated August 18, 1997.


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